May __, 1998

LM Institutional Fund Advisors I, Inc.
100 Light Street
Baltimore, Maryland 21202

     Re:  Registration Statement on Form N-1A

Ladies and Gentlemen:

     We have served as Maryland counsel LM Institutional Fund Advisors I, Inc., a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end series management investment company (the "Company"). This opinion is given in connection with the filing by the Company of its Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), and its Amendment No. 20 to the Registration Statement under the 1940 Act relating to the registration of an indefinite number of shares of Common Stock, $.001 par value per share (the "Shares"), representing interests in the Western Asset Enhanced Equity Portfolio, the Western Asset Core Plus Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset Non-U.S. Fixed Income Portfolio, the Western Asset Government Money Market Portfolio, the Western Asset High Yield Portfolio and the Western Asset Global Strategic Income Portfolio, each a series portfolio of the Company.

     In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the "Documents"):

     1. The charter of the Company (the "Charter"), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the "SDAT");

     2. The Bylaws of the Company, as amended, certified as of a recent date by the Secretary of the Company;

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LM Institutional Fund Advisors I, Inc.
May 29, 1998
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     3. Resolutions adopted by the Board of Directors of the Company relating to the sale and issuance of the Shares, certified as of a recent date by the Secretary of the Company;

     4. A certificate as of a recent date of the SDAT as to the good standing of the Company;

     5. The Registration Statement, including the form of prospectus included therein (the "Prospectus"), substantially in the form in which it is to become effective;

     6. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth in this letter, subject to the assumptions, limitations and qualifications stated herein.

     In expressing the opinion set forth below, we have assumed, and so far as is known to us there are no facts inconsistent with, the following:

     1. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

     2. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

     3. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

     4. All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All statements and information contained in the



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LM Institutional Fund Advisors I, Inc.
May 29, 1998
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Documents are true and complete. There are no modifications of or amendments to the Documents, and there has been no waiver of any of the provisions of the Documents, by action or conduct of the parties or otherwise.

     The phrase "known to us" is limited to the actual knowledge, without independent inquiry, of the lawyers at our firm who performed legal services in connection with the issuance of this opinion.

     Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that the Shares to be offered for sale pursuant to the Prospectus are, to the extent of the number of Shares authorized to be issued in the Charter, duly authorized and when sold, issued and paid for as described in the Prospectus, will have been legally issued, fully paid and nonassessable.

     The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to compliance with the securities (or "blue sky") laws or the real estate syndication laws of the State of Maryland or as to federal or state law regarding fraudulent transfers. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

     This opinion is being furnished to you for your submission to the Commission as an exhibit to the Registration Statement. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity without, in each instance, our prior written consent.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the 1933 Act.


                                       Very truly yours,